SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made as of March 9, 2001, by and between ECCS, Inc., a New Jersey corporation (the "Company"), and the investors set forth on the Schedule of Purchasers attached hereto as Exhibit A (the "Purchasers").

     The parties hereby agree as follows:

                                   ARTICLE I
                        PURCHASE AND SALE OF SERIES A
                          CONVERTIBLE PREFERRED STOCK

     SECTION 1.01. Sale and Issuance of Series A Convertible Preferred Stock.
                   ---------------------------------------------------------

        (a) The Company shall adopt and file with the Secretary of State of the State of New Jersey on or before the Closing (as defined below) an amendment to the Restated and Amended Certificate of Incorporation, as amended (the "Restated Certificate"), in the form attached hereto as Exhibit B.

        (b) Subject to the terms and conditions of this Agreement, the Purchasers agree to purchase at the Closing and the Company agrees to sell and issue to the Purchasers at the Closing 1,788,750 shares of preferred stock, $0.01 par value, designated as 6% Cumulative Convertible Preferred Stock, Series A ("Series A Convertible Preferred Stock" or the "Shares") as set forth opposite each Purchaser's name on Exhibit A hereto at a purchase price of $2.00 per share.

     SECTION 1.02. Closing.  (a) The purchase and sale of 1,788,750 Shares shall
                   -------
take place at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York, at 10:00 a.m. on March 9, 2001, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing
(which time and place are designated as the "Closing"). At the Closing, the Company also shall deliver to the Purchasers certificates representing the Shares against delivery by the Purchasers of the purchase price therefor by certified or official bank check payable to the Company in New York Clearing House (next-day) funds or by wire transfer of Federal (same-day) funds to the account specified by the Company.

                              PURCHASE AGREEMENT

                                   ARTICLE II
                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to each Purchaser that:

     SECTION 2.01. Organization, Good Standing and Qualification. The Company is
                   ---------------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

     SECTION  2.02.  Capitalization.  The  authorized  capital  of  the  Company
                     --------------
consists, or will consist, immediately prior to the Closing, of:

        (a)  Preferred Stock.  3,000,000 shares of  Preferred  Stock,  of  which
             ---------------
1,788,750 shares have been designated Series A Convertible Preferred Stock. The rights, privileges and preferences of the Series A Convertible Preferred Stock are as stated in the Restated Certificate.

        (b) Common Stock. 50,000,000 shares of Common Stock, of which 11,522,971
            ------------
shares are issued and outstanding.

        (c)  Options  and  Warrants. Except for  the conversion  privileges  and
             ----------------------
preemptive rights of the Series A Convertible Preferred Stock issued pursuant to this Agreement, and shares of Common Stock subject to the (i) options issued under the 1989 Stock Option Plan, (ii) options issued or issuable under the 1996 Stock Plan, (iii) options issued or issuable under the 1996 Non-Employee Directors Stock Option Plan, (iv) 298,848 Common Stock purchase warrants granted to Michael E. Faherty on December 6, 1994, (v) shares of Common Stock issuable under the 1995 Employee Stock Purchase Plan, and (vi) options to purchase an additional 508,490 shares of Common Stock issued to certain employees and consultants of the Company outside of any option plan, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock (the rights and options in clauses
(i) through (vi) above being collectively called the "Existing Equity Rights"). There previously exist no rights of first refusal or similar rights in respect of shares of the Company's capital stock issued or sold by the Company, except as described above. As of December 31, 2000, the Company has reserved 2,338,966 shares of Common Stock for future issuance to officers, directors, employees and consultants pursuant to equity incentive plans and agreements adopted by the Company.

     SECTION 2.03. Subsidiaries.  Each subsidiary of the company (individually a
                   ------------
"Subsidiary" and collectively the "Subsidiaries") is inactive, and the Subsidiaries do not, either individually or in the aggregate, own or lease a material portion of the Company's property or assets or conduct a material portion of the Company's business; and each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its respective ownership or lease or property or the conduct of its respective business requires such qualification and has all power and authority necessary to own or hold its respective properties and to conduct the business in which it is engaged.

     SECTION  2.04.  Authorization.  All  corporate  action  on the  part of the
                     -------------
Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Shares and the Common Stock issuable upon the payment of dividends on the Shares or the redemption or the conversion of the Shares (collectively with the Shares, the "Securities") has been taken or will be taken prior to the Closing, and the Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

     SECTION 2.05. Valid Issuance of Securities.  The Shares being issued to the
                   ----------------------------
Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws and not subject to any preemptive rights of others. The issued and outstanding shares of the Company's Common Stock are duly and validly issued, fully paid and nonassessable and have been issued in compliance with applicable state and federal securities laws and are approved for quotation on the Nasdaq National Market under the symbol "ECCS", subject to events described on Schedule 2.05. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.06 below, the Shares will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon the redemption or conversion of the Shares has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws and will be issued in compliance with all applicable federal and state securities laws.

     SECTION  2.06.  Governmental  Consents.  No  consent,  approval,  order  or
                     ----------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

     SECTION  2.07.  Litigation.  Except as described in the SEC  Documents  (as
                     ----------
defined in Section 2.14), there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or that would reasonably be expected to result, either individually or in the aggregate, in any material adverse change in the business, assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, any actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

     SECTION  2.08.  Employee  Agreement.  Each  current or former  employee and
                     -------------------
officer of the Company with access to the Company's confidential or proprietary information has executed an agreement with the Company regarding confidentiality and proprietary information, the forms of which have been included in the SEC Documents.

     SECTION  2.09.  Patents and  Trademarks.  The SEC  Documents  disclose  all
                     -----------------------
material information pertaining to all patents, registered trademarks and trade names, and pending applications therefor, owned by the Company, except as set forth on Schedule 2.09(a). The Company has title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and process material to its business as now conducted without, to the best of the Company's knowledge, any conflict with or infringement of the rights of others. Except as included in the SEC Documents and as set forth on Schedule 2.09(b), the Company is not party to and has not granted any options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights or processes of any other person or entity. Except as set forth on schedule 2.09(c), the Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. To the Company's knowledge, none of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere in any material respect with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.


     SECTION 2.10.  Compliance with Other  Instruments.  The Company is not, nor
                    ----------------------------------
will it be on the date of Closing, in violation or default in any respect of any provisions of its Restated Certificate or By-laws or, in any material respect, of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any material lien, charge or encumbrance upon any assets of the Company.

     SECTION 2.11. Agreements; Action.
                   ------------------

        (a) Since September 30, 2000,except as described in the SEC Documents or as set forth on Schedule 2.11(a), there have been no material agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof; and no such agreement, understanding or transaction entered into prior to September 30, 2000, will have any material effect on the Company's business, prospects, financial condition or results of operations.

        (b) Except as included in the SEC Documents and as set forth on Schedule 2.11(b), there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $50,000, other than in the ordinary course of the Company's business, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company other than in the ordinary course of the Company's business.

        (c) Since September 30, 2000, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) except as disclosed in the SEC Documents, incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $50,000 or in excess of $200,000 in the aggregate, (iii) made any loans, or advances to any person, other than ordinary advances for travel expenses, or (iv) except as set forth on Schedule 2.11(c), other than in the ordinary course of business and consistent with past practice, sold, exchanged or otherwise disposed of any of its assets or rights.

        (d) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Certificate or Bylaws, that materially and adversely affects its business, as now conducted, its properties or its financial condition.

     SECTION 2.12.  Registration  Rights.  Except as  contemplated  herein,  the
                    --------------------
Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

     SECTION 2.13. Title to Property and Assets. Except as set forth on Schedule
                   ----------------------------
2.13, the Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances.

     SECTION 2.14.  SEC Documents,  Financial  Statements.  Since  September 30,
                    -------------------------------------
2000, the Company has filed all reports, schedules, forms, statements, exhibits and other documents required to be filed by it with the Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act") (all of the foregoing being referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to such SEC Documents, and, as of their respective dates, none of the SEC Documents taken as a whole (when read together with all exhibits included therein and financial statement schedules thereto and documents (other than exhibits) incorporated by reference therein) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustment).

     SECTION 2.15.  Employee  Benefit Plans. The Company is in compliance in all
                    -----------------------
material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii)
Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

     SECTION  2.16.  Tax  Returns  and  Payments.  The Company has filed all tax
                     ---------------------------
returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

     SECTION 2.17. Insurance.  The Company has in full force and effect fire and
                   ---------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

     SECTION 2.18. Labor Agreements and Actions.  The Company is not bound by or
                   ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

     SECTION  2.19.  Offering.  Subject  to  the  truth  and  accuracy  of  each
                     --------
Purchaser's representations set forth in this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933 (the "Securities Act"), and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     SECTION 2.20. Permits.  The Company has all franchises,  permits,  licenses
                   -------
and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes that it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                                  ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser hereby severally and not jointly represents and warrants to the Company that:

     SECTION 3.01. Authorization.  It has full power and authority to enter into
                   -------------
this Agreement and this Agreement constitutes its valid and legally binding obligation, enforceable against such Purchaser in accordance with its terms.

     SECTION  3.02.  Purchase  Entirely for Own Account.  The  Securities  to be
                     ----------------------------------
acquired by it will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and it has no present intention of selling, granting any participation in, or otherwise distributing the same. It does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. It understands that this sale of the Securities has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of its investment intent and the accuracy of its representations as expressed herein. It represents that it has not been formed for the specific purpose of acquiring the Securities.

     SECTION  3.03.   Disclosure  of  Information.   It  has  received  all  the
                      ---------------------------
information it considers necessary or appropriate for deciding whether to acquire the Securities. It further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Article II of this Agreement or the right of such Purchaser to rely thereon.

     SECTION  3.04.  Investment  Experience.  It has  substantial  experience in
                     ----------------------
evaluating and investing in private placement transactions so that Purchaser is capable of evaluating the merits and risks of its investment in the Company. By reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, it has the capacity to protect its own interests in connection with the purchase of the Securities hereunder.

     SECTION 3.05. Restricted Securities. It understands that the Securities are
                   ---------------------
characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this respect, it represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and otherwise by the Securities Act.

     SECTION  3.06.  Further  Limitations  on  Disposition.  Without  in any way
                     -------------------------------------
limiting the representations set forth above, each Purchaser severally and not jointly further agrees not to make any disposition of all or any portion of the Securities unless and until:

        (a) There is in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statements or (i) such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act. It is agreed that the Company will not require opinions of counse l for transactions made pursuant to Rule 144 except in unusual circumstances; provided, however, each Purchaser acknowledges that the transfer agent for the Common Stock may require opinions of counsel for any transactions made pursuant to Rule 144.

        (b) Notwithstanding the provisions of paragraph (a) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a constituent shareholder or constituent partner (including any constituent of a constituent) of such Purchaser, if the transferee or transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Purchaser hereunder.


     SECTION  3.07.  Legends.  It is  understood  that the  Securities,  and any
                     -------
securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

        (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

        (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

     SECTION 3.08.  Accredited Investor. It is an accredited investor as defined
                    -------------------
in Rule 501(a) of Regulation D promulgated under the Securities Act.

                                   ARTICLE IV
               CONDITIONS OF PURCHASERS, OBLIGATIONS AT CLOSING

     The obligations of each Purchaser to the Company under this Agreement at the Closing are subject to the fulfillment, on or before such Closing, of each of the following conditions:

     SECTION 4.01.  Representations  and  Warranties.  The  representations  and
                    --------------------------------
warranties of the Company contained in Article II shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of such date.

     SECTION 4.02.  Performance.  The Company shall have  performed and complied
                    -----------
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing.

     SECTION 4.03.  Certificates  of Officers.  The Company shall deliver to the
                    -------------------------
Purchasers at such Closing certificates of the officers of the Company certifying that the conditions specified in Sections 4.01 and 4.02 have been fulfilled and as to such other matters as the Purchaser may reasonably request.

     SECTION  4.04.   Proceedings   and  Documents.   All  corporate  and  other
                      ----------------------------
proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

     SECTION 4.05.  Opinion of Counsel.  Each Purchaser shall have received from
                    ------------------
Hale & Dorr LLP, counsel for the Company, an opinion, dated as of the Closing, in the form attached hereto as Exhibit C.

     SECTION 4.06. No Material  Adverse Change.  Except as set forth on Schedule
                   ---------------------------
4.06, the Company shall not have sustained since September 30, 2000, (i) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and (ii) other than the Amendment to the Restated Certificate filed on March 8, 2001, there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the condition (financial or other), earnings, general affairs, business, operations, properties, management, stockholders' equity, results of operations or prospects of the Company, taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is in the Purchasers' sole judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase of the Shares.

     SECTION 4.07. NASDAQ Listing. The Common Stock of the Company shall be duly
                   --------------
authorized for listing on the Nasdaq National Market ("NNM"), except as disclosed on Schedule 4.07.


     SECTION 4.08.  Investment.  The  Purchasers  shall  purchase  Shares at the
                    ----------
Closing with an aggregate purchase price of not less than $2,000,000.

                                   ARTICLE V
              CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING

     The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions:

     SECTION 5.01.  Representations  and  Warranties.  The  representations  and
                    --------------------------------
warranties of each Purchaser contained in Article III shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of such date.

     SECTION 5.02.  Investment.  The  Purchasers  shall  purchase  Shares at the
                    ----------
Closing with an aggregate purchase price of not less than $2,000,000.

                                   ARTICLE VI
                           COVENANTS OF THE COMPANY

     SECTION  6.01.  Voting  Rights.  The  holders of record of Shares  shall be
                     --------------
entitled to vote on all matters that the holders of the Company's Common Stock are entitled to vote upon. In exercising the voting rights set forth above, each share of Series A Convertible Preferred Stock shall be entitled to vote on an as-converted basis with the holders of the Company's Common Stock.

        In addition to the voting rights set forth above, so long as any Shares shall remain outstanding, the Company agrees that without the vote of holders of at least 66-2/3% of the then outstanding Shares at a meeting of the holders of the Shares called for such purpose, the Company will not (A) amend, alter or repeal any provision hereof or of the Restated Certificate or By-laws; provided that any such amendment that changes the dividend payable on or the liquidation preference of the Series A Convertible Preferred Stock shall require the affirmative vote at a meeting of holders of Series A Convertible Preferred Stock called for such purpose, or written consent, of the holders of at least 80% of the then outstanding Shares; (B) create any class or classes of stock ranking equal or prior to the Series A Convertible Preferred Stock either as to dividends or upon liquidation, dissolution or winding up or increase the number of authorized shares of any class or classes of stock ranking equal or prior to the Series A Convertible Preferred Stock either as to dividends or upon liquidation, dissolution or winding up; provided that the holders of the Series A Convertible Preferred Stock shall not be entitled to affirmatively vote at any meeting of the stockholders of the Company or by written consent on any matters relating to the issuance by the Company of any additional shares of Series A Convertible Preferred Stock to be issued within 90 days of the date of Closing;
(C) redeem or otherwise acquire any shares of its capital stock or issue any capital stock or any option, warrant or right relating thereto or any securities convertible into or exchangeable for any shares of capital stock (except pursuant to the Existing Equity Rights); (D) cancel any material indebtedness or waive any claims or rights of substantial value; (E) permit, allow or suffer any of its assets to be subject to any mortgage, lien, security interest, encumbrance, easement, covenant, right-of-way or other similar restriction of a material nature other than in the ordinary course of business; or (F) effect any sale, lease, assignment, transfer or other conveyance of all or substantially all of the assets of the Company or any of its subsidiaries, or any consolidation or merger involving the Company or any of its subsidiaries, or any reclassification or other change of any stock, or any recapitalization of the Company. In exercising the voting rights set forth in this paragraph, each share of Series A Convertible Preferred Stock entitled to vote shall have one vote per share, except that when any other series of preferred stock shall have the right to vote with the Series A Convertible Preferred Stock as a single class on any matter, then the Series A Convertible Preferred Stock shall have with respect to such matters one vote per $1,000 (or fraction thereof) of the aggregate Liquidation Preference.

     Except as otherwise required by applicable law or as set forth herein, the shares of Series A Convertible Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers, and the consent of the holders thereof shall not be required for the taking of any corporate action.

                                  ARTICLE VII
                             REGISTRATION RIGHTS

     SECTION 7.01. (a)  Definitions.  As used in this Article VII, the following
                        -----------
capitalized defined terms shall have the following meanings.

     "Affiliate" of or a person "affiliated" with, a specified person, is a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

     "Damages Payment Date" means each of the quarterly dividend payment dates set forth in the Certificate of Amendment to the Restated Certificate of ECCS, Inc. (attached hereto as Exhibit B) setting forth the terms of the Series A Convertible Preferred Stock.

     "Effectiveness Target Date" shall mean 180 days after the Closing.

     "Holders" means the Purchasers and any persons or entities to whom the rights granted under this Article VII are transferred by any Purchasers, their successors or assigns.

     "Holder Affiliate" means any Holder who is an Affiliate or any Holder who reasonably believes that they are deemed to be an Affiliate of the Company.

     "Incorporated Documents" means filings made by the Company with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act and incorporated by reference in the Shelf Registration Statement.

     "Majority Holders" means the Holders of a majority of the shares of the Series A Convertible Preferred Stock registered (or if no shares are registered, entitled to be registered) under a Shelf Registration Statement; provided, however, that Holders of Common Stock issued in respect of the Series A Convertible Preferred Stock shall be deemed to be holders of the number of shares of Series A Convertible Preferred Stock which, when converted, would have resulted in such number of shares of Common Stock.

     "Preferred Stock Liquidated Damages" shall have the meaning as set forth in
Section 7.02(a).

        "Prospectus" means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Shares or Common Stock issuable upon conversion thereof covered by such Shelf Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

     "Registration Default" shall have the meaning as set forth in Section 7.01(d).

     "Registrable Securities" shall mean (i) the shares of Common Stock issuable or issued upon the conversion or redemption of the Shares, (ii) Common Stock issued or issuable upon the conversion or redemption of Shares issued in the form of a dividend on the Shares and (iii) the shares of Common Stock issuable or issued upon the conversion or redemption of additional Series A Convertible Preferred Stock issued as Preferred Stock Liquidated Damages pursuant to Section 7.02(a).

     "Shelf Registration Period" shall have the meaning as set forth in Section 7.01(b).

     "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 7.01(b) hereof which covers all of the Registrable Securities, on an appropriate form under Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     (b) Shelf Registration Statement.(a) The Company shall use its best efforts
         ----------------------------
to cause to be filed as soon as practicable after the Closing and shall cause to be declared effective under the Securities Act no later than 180 days following the Closing (the "Effectiveness Target Date"), a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement.

     (b) The Company shall keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by the Holders until the later of (i) the second anniversary of the Closing and
(ii) such time as (A) such Registrable Securities shall no longer constitute restricted securities for purposes of Rule 144(k) of the Securities Act or (B) all such Registrable Securities have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf
Registration Period"). The Company shall be deemed not to have used its reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not to be able to offer and sell such securities during that period, unless such action is (i) required by applicable law or (ii) taken pursuant to Section 7.01(c) hereof, and, in either case, so long as the Company promptly thereafter complies with th e requirements of
Section 7.04(i) hereof, if applicable.

     (c) The Company may suspend the use of the Prospectus for a period of not to exceed 60 days (or such longer period as is reasonably necessary under the circumstances) in any calendar year for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, public filings with the Commission, pending corporate developments and similar events.

     (d) In the event that (i) the Shelf Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Target Date, or
(ii) the Shelf Registration Statement has been declared effective by the Commission and such Shelf Registration Statement ceases to be effective or to be usable as contemplated by Section 7.01(b) (each of (i) and (ii), a "Registration Default") the Holders will be entitled to the remedies provided for in Section 7.02.

     SECTION 7.02.  Remedies.  (a) The Company and the Purchasers agree that the
                    --------
Holders of Registrable Securities shall suffer damages if the Company fails to fulfill its obligations pursuant to Section 7.01(b) hereof and that it would not be possible to ascertain the extent of such damages. Accordingly, in the event of a Registration Default under Section 7.01(d)(i) hereof, the Company shall pay liquidated damages, ("Preferred Stock Liquidated Damages") to each Holder of Registrable Securities at a rate of 5% of the Liquidation Preference of the Shares constituting such Registrable Securities, in cash or additional shares of Series A Convertible Preferred Stock, at the option of the Company. Preferred Stock Liquidated Damages that are payable under 7.01(d)(i) shall be paid by the Company within 30 business days following such Registration Default to the record holders of Shares that are Registrable Securities by mailing checks or certificates evidencing additional shares to their registered addresses as they appear in the Preferred Stock register. In the event of a Registration Default under Section 7.01(d)(ii) hereof, the Company shall pay Preferred Stock Liquidated Damages to each Holder of Registrable Securities at a rate of 5% per annum of the Liquidation Preference of the Shares constituting such Registrable Securities, in cash or additional shares of Series A Convertible Preferred Stock, at the option of the Company, which shall accrue from the date of the Registration Default. Following the cure of such Registration Default relating to Shares that are Registrable Securities, the accrual of Preferred Stock Liquidated Damages with respect to such Shares that are Registrable Securities shall cease. A Registration Default under 7.01(d)(ii) shall be cured on the date the Shelf Registration Statement is declared effective or becomes usable. Preferred Sto ck Liquidated Damages for a Registration Default under Section 7.01(d)(ii) shall be paid by the Company to the record holders of shares that are Registrable Securities on each Damages Payment Date by mailing checks or certificates evidencing additional Shares to their registered addresses as they appear in the Preferred Stock register; provided that any Preferred Stock Liquidated Damages accrued with respect to any Preferred Stock or portion thereof called for redemption on a redemption date or converted into Common Stock on a conversion date prior to the Damages Payment Date, shall, in any such event, be paid instead to the Holder that submitted such Preferred Stock for redemption date or conversion date, as the case may be, on such date (promptly following the conversion date, in the case of conversion of Preferred Stock).

     If the Company shall choose to pay such Preferred Stock Liquidated Damages for any Registration Defaults in the form of Series A Convertible Preferred Stock, such shares of additional Series A Convertible Preferred Stock shall be valued at the Liquidation Preference of the Shares. Any additional Shares that are issued as part of the Preferred Stock Liquidated Damages described above will be included by the Company in the Shelf Registration Statement. No fractional Shares of Series A Convertible Preferred Stock will be delivered to the Holders but the Company will instead pay a cash adjustment to each Holder that would otherwise be entitled to a fraction of a Share of such Series A Convertible Stock. All Preferred Stock Liquidated Damages with respect to any shares of Preferred Stock that are Registrable Securities, that remain unpaid when such Shares cease to be Registrable Securities or cease to be outstanding, shall remain unpaid obligations of the Company until they have been paid in full.

        (b) If during the Shelf Registration Period there occurs a Registration Default, and the Company proposes to file on its behalf or on behalf of any of its security holders (other than Holders of Registrable Securities) (the "demanding security holders") a registration statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Exchange Act) of the Company, it will give written notice to all Holders of the Registrable Securities at least 45 days before the initial filing with the Commission of such registration statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities, as such Holders may request.

     Each Holder of any Registrable Securities desiring to have Common Stock registered under this Section 7.02(b) shall advise the Company in writing within 30 days after the date of receipt of such offer from the Company, setting forth the amount of such Common Stock for which registration is requested. The Company shall thereupon include in such filing the number of shares of Common Stock for which registration is so requested, subject to the following sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If a public offering is proposed for the securities being registered by the Company or such demanding security holder and the managing underwriter of such public offering advises the Company in writing that, in its opinion, the distribution of the Common Stock requested to be included in the registration concurrently with the securities being registered by the Company or such demanding security holder would materially and adversely affect the distribution of such securities by the Company or such demanding security holder, then the Company, if applicable, and all selling security holders (including, if applicable, the Holders and the demanding security holder who initially requested such registration) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis; provided, however, that the Company shall not be required to reduce the amount of securities to be distributed on its behalf to less than 50% of the aggregate number of securities to be registered in such offering.

     SECTION  7.03.  Additional  Registration  Rights.  (a) If after  the  Shelf
                     --------------------------------
Registration Period there remains a Holder of Registrable Securities and such Holder is an Affiliate of the Company or such Holder reasonably believes that they are deemed to be an Affiliate of the Company (both, a "Holder Affiliate"), and the company proposes to file on its behalf or on behalf of any of its security holders (other than Holders of Registrable Securities) (the "demanding security holders") a registration statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Exc hange Act) of the Company, it will give written notice to such Holder Affiliate of the Registrable Securities at least 45 days before the initial filing with the Commission of such registration statement which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities, as such Holder Affiliate may request.

     Each Holder Affiliate of any Registrable Securities desiring to have Common Stock registered under this Section 7.03 shall advise the Company in writing within 30 days after the date of receipt of such offer from the Company, setting forth the amount of such Common Stock for which registration is requested. The Company shall thereupon include in such filing the number of shares of Common Stock for which registration is so requested, subject to the following sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If a public offering is proposed for the securities being registered by the Company or such demanding security holder and the managing underwriter of such public offering advises the Company in writing that, in its opinion, the distribution of the Common Stock requested to be included in the registration concurrently with the securities being registered by the Company or such demanding security holder would materially and adversely affect the distribution of such securities by the Company or such demanding security holder, then the Company, if applicable, and all selling security holders (including, if applicable, the Holder and the demanding security holders who initially requested such registration) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis; provided, however, that the company shall not be required to reduce the amount of securities to be distributed on its behalf to less than 50% of the aggregate number of securities to be registered in such offering.

        (b) The Holder Affiliates of at least a majority of the Registrable Securities held by Holder Affiliates that remain outstanding may make a written request to the Company after the Shelf Registration Period requesting that the Company effect the registration of such Registrable Securities under the Securities Act specifying the aggregate number of Shares of Registrable Securities proposed to be sold by the Holder Affiliates and the intended method or methods of disposition thereof. The Company shall promptly notify all such Holder Affiliates in writing of the receipt of such request and each such Holder Affiliate may elect (by written notice sent to the Company within ten business days from the date of such Holder Affiliate's receipt of the aforementioned notice from the Company) to have its Registrable Securities included in such registration thereof pursuant to this Section 7.03(b). Thereupon, the Company shall, as expeditiously as is possible, effect the registration under the Securities Act of all shares of Common Stock which the Company has been so requested to register by such Holder Affiliates for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Common Stock so registered; provided, however, that (i) at least 25% of the Registrable Securities held by Affiliates must be registered pursuant to such demand registration, (ii) the Company shall not be required to effect more than one registration of any Common Stock pursuant to this Section 7.03(b), (iii) a demand registration will not count as such until it has become effective, and, (a) if the demand registration does not become effective because a material adverse change has occurred, or is reasonably likely to occur, in the condition (financial or otherwise), business, assets or results of operations of the Company and its subsidiaries taken as a whole subsequent to the date of the written request made by the Holder Affiliates or (b) if, after the demand registration has become effective, an offering of Registrable Securities pursuant to a registration is interfered with by any stop order, injunction, or other order or requirement of the Commission or other governmental agency or court then the demand registration shall not be deemed to have been effected and will not count as a demand registration, (iv) a demand registration will not count as such if the Company offers any shares of stock pursuant to such registration in accordance with the next sentence and (v) the Company may delay filing one registration statement pursuant to this Section 7.03(b) for a period of up to 90 days. If a demand registration was initiated pursuant to this Section 7.03(b) and the Company then wishes to offer shares of stock in connection with such registration, then such registration will be considered a registration pursuant to Section 7.03(a) and the provisions of
Section 7.03(a) and not this Section 7.03(b) shall apply.

     If the Holder Affiliates so elect, the offering of such Registrable Securities pursuant to such demand registration shall be in the form of a "firm commitment" underwritten offering. A majority in interest of the Holder Affiliates shall have the right to select the managing underwriters and any additional investment bankers and managers to be used in connection with any offering under this Section 7.03(b), subject to the Company's approval, which approval shall not be unreasonably withheld.

     SECTION  7.04.  Registration  Procedures.  In  connection  with  any  Shelf
                     ------------------------
Registration Statement, the following provisions shall apply:

        (a) The Company shall furnish to you, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably may propose; provided, however, that the Company shall be required only to furnish an Incorporated Document to you as promptly as practicable following its filing with the Commission.

        (b) The Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (c) (1) The Company shall advise you and the Holders and, if requested by you or any such Holder, confirm such advice in writing:

          (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

          (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

        (2) The Company shall advise you and the Holders and, if requested by you or any such Holder, confirm such advice in writing:

          (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

          (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (iii)  of the  suspension  of the use of the  Prospectus  pursuant  to
Section 7.01(c) hereof or of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made); provided that such notice shall not be required to specify the nature of the event giving rise to the notice requirement hereunder.

        (d) The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

        (e) The Company shall furnish to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including documents incorporated by reference therein, financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

        (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each o f the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

        (g) Prior to any offering of securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the securities covered by such Shelf Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

        (h) The Company shall cooperate with the Holders of securities to facilitate the timely preparation and delivery of certificates representing securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of securities pursuant to such Shelf Registration Statement.

        (i)  Upon  the  occurrence  of  any  event  contemplated  by   paragraph
(c)(2)(iii) above, the Company shall, if required pursuant to the Act or paragraph (c)(2)(iii) above, as promptly as practicable prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (j) Not later than the effective date of any Shelf Registration Statement hereunder, the Company shall provide a CUSIP number for each class of securities registered under such Shelf Registration Statement, and provide the Transfer Agent with printed certificates for such securities, in a form eligible for deposit with The Depository Trust Company.


        (k) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

        (l) The Company may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company in writing such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement. Any Holder who fails to provide such information shall not be entitled to use the Prospectus.

        (m) The Company shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters and Majority Holders reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

        (n) The Company shall enter into such agreements(including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of any securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7.06 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any), with respect to all parties to be indemnified pursuant to Section 7.06, it being understood that all underwriting discounts and commissions, and all other underwriting fees, associated with such agreement in connection with such offering of the securities shall, except as otherwise expressly agreed herein (including those expenses covered by Section 7.05), be for the account of the Holders or the underwriters.

        (o) The Company shall (i) make reasonably available for inspection by Holders of securities to be registered thereunder and any Managing Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Majority Holders of securities to be registered thereunder or by any such Managing Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company; (ii) cause the officers, directors and employees of the Company to supply all relevant information reasonably requested by any such Holders or Managing Underwriter, attorney, accountant or agent in connection with such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company in good faith, as confidential at the time of delivery of such information shall be kept confidential by any such Holders and Managing Underwriter, attorney, accountant or agent, unless disclosure thereof is made in connection with a court proceeding or required by law, or such information has become available (not in violation of this Agreement) to the public generally or through a third party without an accompanying obligation of confidentiality;
(iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Holders and Managing Underwriter, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Majority Holders of the securities covered by such Shelf Registration Statement and by such Managing Underwriter; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, use its reasonable best efforts to retain any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(o) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

     SECTION  7.05.  Expenses.  All  expenses  incurred in  complying  with this
                     --------
Article VII, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of a single counsel and accountants for the Company, the fees and expenses of counsel for the Holders or Holder Affiliates, as the case may be effecting a registration, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 7.04(g), shall be paid by the Company, it being understood that underwriting discounts and commissions and all other underwriting fees shall be for the account of the Holders or Holder Affiliates, as the case may be.

     SECTION 7.06.  Indemnification  and  Contribution.  (a) In the event of any
                    ----------------------------------
registration under the Securities Act pursuant to this Article VII of any Registrable Securities, the Company will indemnify and hold harmless the Holder thereof against any losses, claims, damages, liabilities or expenses, joint or several, to which such Holder may become subject; under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder for any legal or any other expenses incurred by such Holder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder or an underwriter on behalf of such Holder expressly for use therein; and provided further that the foregoing indemnity agreement with respect to any prospectus shall not inure to the benefit of the Holder if it is conclusively determined by a court of competent jurisdiction not subject to appeal that a copy of a prospectus was not sent or given by or on behalf of the Holder to the purchaser of the Common Stock who has asserted a claim, if required by law to have been so delivered, at or prior to the written confirmation of the sale of Common Stock to such person, and if a prospectus would have cured the defect giving rise to such loss, claim, damage or liability;

        (b) Each Holder of Registrable Securities, by acceptance of the registration provisions provided herein, agrees to indemnify and hold harmless the Company against any losses, claims, damages, liabilities or expenses, joint or several, to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection except to the extent it has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

        (d) If the indemnification provided for in this Section 7.06 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the relevant Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the relevant Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder registering securities under this Article VII agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Holder registering securities under this
Article VII shall be required to contribute any amount in excess of the amount by which the total price at which the securities registered and sold by such Holder exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (e) The obligations of the Company under this Section 7.06 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person (including each underwriter) who participated in the offering of the registered securities and to each person, if any, who controls any Holder registering securities under this Article VII or any such person (including each such underwriter) within the meaning of Section 15 of the Securities Act; and the obligations under this
Section 7.06 of any Holder registering securities under this Article VII shall be in addition to any liability which such Holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act.

     SECTION 7.07. Selection of Managing Underwriters.  The managing underwriter
                   ----------------------------------
or  underwriters  for any offering of Common Stock to be registered  pursuant to
Section 7.01 shall be selected by the Holders of a majority of the Registrable Securities being so registered (other than any shares being registered pursuant to Section 7.02(b) and 7.03) and shall be reasonably acceptable to the Company and such consent by the Company to the choice of managing underwriter or underwriters shall not be unreasonably withheld.

     SECTION  7.08.  Inspection  of  Records  and  Documents.  Each  Holder  and
                     ---------------------------------------
underwriter participating in any disposition pursuant to the registrations described in this Article VII, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), shall have conducted, at dates, times and locations reasonably specified by such Inspectors, such investigations, inquiries and conferences with such directors, officers, employees and agents (including, without limitation, outside accountants and counsel) of the Company and its subsidiaries, been furnishe d and reviewed such documentation of the Company and its subsidiaries and conducted such other procedures, as the Inspectors deem necessary, in their sole judgment, to have a satisfactory "due diligence" defense under Section 11 of the Securities Act in connection with such registrations.

     SECTION 7.09. Assignment of Registration Rights. Each Holder of Registrable
                   ---------------------------------
Securities may assign all or any part of its rights under this Article VII to any person to whom such Holder sells, transfers or assigns such Registrable Securities. In the event that the Holder shall assign its rights pursuant to this Article VII in connection with the transfer of less than all its Registrable Securities, the Holder shall also retain his rights with respect to its remaining Registrable Securities.

                                  ARTICLE VIII
                                ADDITIONAL RIGHTS

     SECTION 8.01. Right of First Offer. (a) Subject to the terms and conditions
                   --------------------
specified in this Section 8.01, the Company hereby grants to each Holder the right of first offer to purchase a pro rata share of New Securities (as hereinafter defined) which the Company may, from time to time, propose to sell and issue; provided, however, that any Holder shall have such right of first offer only if the percentage of outstanding Common Stock owned (or into which the Shares are convertible) by such Holder would be diluted by 10% or more in the aggregate by any such sale (or any series of sales over any 48 month period) of New Securities. A Holder's pro rata share, for purposes of this right of first offer, is the ratio of the number of shares of Common Stock owned by such Holder immediately prior to the issuance of the New Securities, assuming full conversion of the Shares, to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of the Shares. Subject to applicable securities laws, each Holder shall have a right of over allotment such that if any Holder fails to exercise its right under hereunder to purchase its pro rata share of New Securities, the other Holders may purchase the nonpurchasing Holder's portion or a pro rata basis within 10 days from the date such nonpurchasing Holder fails to exercise its right hereunder to purchase its pro rata share of New Securities. Each Holder shall be entitled to apportion the right of first offer hereby granted among itself and its partners, shareholders and affiliates in such proportions as it deems appropriate. As used in this Article VIII, "Holders" means the Purchasers and any persons or entities that beneficially own shares of the Series A Convertible Preferred Stock.

        (b) In the event the Company proposes to issue New Securities (and in the event over-allotment rights exist with respect to any issue of New Securities), it shall give each Holder written notice (the "Notice") of its intention stating (i) a description of the New Securities it proposes to issue,
(ii) the number of shares of New Securities it proposes to offer, (iii) the price per share at which, and other terms on which, it proposes to offer such New Securities and (iv) the number of shares that the Holder has the right to purchase under this Section 8.01.

        (c) Within 10 days after the Notice is given (in accordance with Section 9.06), the Holder may elect to purchase, at the price specified in the Notice, up to its pro rata share of New Securities, as provided for in paragraph (a). An election to purchase shall be made in writing and must be given to the Company within such 10-day period (in accordance with Section 9.06). The closing of the sale of New Securities by the Company to the participating Holder upon exercise of its rights under this Section 8.01 shall take place simultaneously with the closing of the sale of New Securities to third parties.

        (d) The Company shall have 120 days after the last date on which the Holder's right of first offer lapsed to enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 60 days from the execution thereof) to sell the New Securities which the Holders did not elect to purchase under this Section 8.01, at or above the price and upon terms not more favorable to the purchasers of such securities than the terms specified in the initial Notice given in connection with such sale. In the event the Company has not entered into an agreement to sell the New Securities within such 120-day period (or sold and issued New Securities in accordance with the foregoing within 60 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Purchaser in the manner provided in this Section 8.01.

        (e) "New Securities" shall mean any shares of, or securities convertible into or exercisable for any shares of, any class of the Company's capital stock, provided that "New Securities" does not include: (A) the Series A Convertible Preferred Stock or the Common Stock issuable upon conversion of the Series A Convertible Preferred Stock; (B) shares of Common Stock issuable upon the exercise of Existing Equity Rights; (C) Common Stock issued upon exercise of warrants, options or convertible securities if the issuance of such warrants, options or convertible securities was a result of the exercise of the right of first offer granted under this Section 8.01 or was subject to the right of first offer granted under this Section 8.01; and (D) securities sold to the public in an offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act.

                                   ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.01.  Survival.  The warranties and representations of the Company
                    --------
and the Purchasers contained in or made pursuant to this Agreement shall survive for a period of 4 years after the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company. All agreements and covenants contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

     SECTION 9.02. Transfer; Successors and Assigns. The terms and conditions of
                   --------------------------------
this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     SECTION  9.03.  Governing  Law.  This  Agreement  shall be  governed by and
                     --------------
construed under the laws of the State of New York.

     SECTION 9.04.  Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     SECTION 9.05.  Title and  Subtitles.  The titles and subtitles used in this
                    --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     SECTION  9.06.  Notices.  (a) All  notices,  requests,  demands  and  other
                     -------
communications under this Agreement or in connection herewith shall be given to or made upon the Purchasers at the address set forth with respect to such party on the Schedule of Purchasers attached hereto as Exhibit A, or, if to the Company to ECCS, Inc., One Sheila Drive, Tinton Falls, NJ 07724.


        (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, or by telex or telecopy (facsimile) with confirmation of receipt, and shall be deemed to be given or made where receipt is so confirmed.

        (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be considered to have been given 10 days after the airmailing, telexing or telecopying thereof.

     SECTION  9.07.  Finder's Fee.  Each party  represents  and warrants that it
                     ------------
neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible in connection with this transaction, other than as provided in Section 9.09. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible in connection with this transaction.

     SECTION  9.08.  Expenses.   The  Company  covenants  and  agrees  with  the
                     --------
Purchasers that the Company will pay or cause to be paid upon demand the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the purchase and sale of the Shares; (ii) the cost of printing or producing this Agreement and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares, for offering and sale under state securities laws, including the fees and disbursements of counsel for the Purchasers in connection with such qualification; (iv) the cost of preparing stock certificates; (v) the cost and charges of any transfer agent or registrar; (vi) all out-of-pocket expenses of the Purchasers, including fees and disbursements of counsel, and stock transfer taxes on the Shares; (vii) all fees and expenses provided for in Article VII; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 9.08.

     SECTION 9.09.  Fees.  The Company  covenants and agrees with the Purchasers
                    ----
that the Company shall pay at the Closing (i) the fees set forth in the letter agreement between the Company and C.E. Unterberg, Towbin dated February 14, 2001, (ii) the reasonable expenses of investors, including the legal fees of Cravath, Swaine & Moore, incurred in connection with this financing arrangement, and (iii) the reasonable out-of-pocket expenses incurred by C.E. Unterberg, Towbin in carrying out its duties set forth in the letter agreement dated February 14, 2001, provided that such expenses shall not exceed $50,000 in the aggregate to be paid at Closing.

     The letter agreement dated February 14, 2001, provides that in consideration of C.E. Unterberg, Towbins services as a financial advisor to the Company and for carrying out the duties described in such letter agreement, the Company will issue to C.E. Unterberg, Towbin 1,250 shares of Series A Convertible Preferred Stock upon the Closing. C.E. Unterberg, Towbin will be entitled to the same rights with regard to the shares of Series A Convertible Preferred Stock as if it were a Purchaser hereunder.

     SECTION 9.10.  Amendments  and Waivers.  Any term of this  Agreement may be
                    -----------------------
amended and the observance of and term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Securities (calculated on an as-converted basis) purchased hereunder. Any amendment or waiver effected in accordance with this Section shall be binding upon each transferee of any Securities, each future holder of all such Securities, and the Company; provided, however, that none of the conditions set forth in Article IV hereof may be waived with respect to a particular Purchaser unless it consents thereto.

     SECTION 9.11. Severability. If one or more provisions of this Agreement are
                   ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     SECTION  9.12.  Entire  Agreement.  This  Agreement  dated  March 9,  2001,
                     -----------------
constitutes the entire Agreement between the parties hereto pertaining to the subject matter hereof and thereof, and any and all other prior written or oral agreements existing between the parties hereto are expressly canceled.

     This Series A Convertible Preferred Stock Purchase Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Series A Convertible Preferred Stock Purchase Agreement as of the date first above written.

PURCHASERS:



By: ________________________________
    Name:
    Title:



COMPANY:



ECCS, INC.,



By: ________________________________
    Name:
    Title: